EXECUTION COPY

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.,

as Depositor

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

WELLS FARGO BANK, N.A.,

as Trust Administrator

_________________________________________

TRUST AGREEMENT

Dated as of May 1, 2006

__________________________________________

TABLE OF CONTENTS

ARTICLE I  DEFINED TERMS

1

ARTICLE II  THE TRUST

5

Section 2.01.  Transfer of Exchangeable REMIC Certificates

5

Section 2.02.  Certificates

6

Section 2.03.  Exchanges

6

Section 2.04.  Delivery of Instruments

7

Section 2.05.  Distribution Date Statements to Certificateholders

7

ARTICLE III  CERTIFICATES; DISTRIBUTIONS

7

Section 3.01.  Issuance of Certificates

7

Section 3.02.  Trust Account

8

Section 3.03.  Distributions

8

ARTICLE IV  LIMITATION OF LIABILITY

8

ARTICLE V  THE TRUSTEE

9

ARTICLE VI  TERMINATION

9

ARTICLE VII  SUPPLEMENTAL AGREEMENTS

9

ARTICLE VIII  MISCELLANEOUS

9

Section 8.01.  Certificateholders

9

Section 8.02.  Governing Law

10

Section 8.03.  Demands, Notices and Communications

10

Section 8.04.  Severability of Provisions

10

Section 8.05.  Tax Status and Reporting

10

ARTICLE IX  APPENDIX A

1

APPENDIX A

Available Combinations

EXHIBIT I

Form of Certificates

EXHIBIT II

Form of Exchange Letter

This TRUST AGREEMENT (this “Trust Agreement”), dated as of May 1, 2006, is executed by and among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as depositor under the Pooling and Servicing Agreement (as defined below), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., as trust administrator (in such capacity, the “Trust Administrator”).

RECITALS

WHEREAS, the Mortgage Asset Securitization Transactions, Inc., as depositor, UBS REAL ESTATE SECURITIES INC., as transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator and custodian, and U.S. Bank National Association, as trustee, have entered into the Pooling and Servicing Agreement dated as of May 1, 2006 (the “Pooling and Servicing Agreement”), creating and establishing MASTR Asset Securitization Trust 2006-2 (the “Underlying Trust”);

WHEREAS, the Underlying Trust has issued a series of certificates known as the Mortgage Pass-Through Certificates, Series 2006-2 (the “REMIC Classes”), in uncertificated form, evidencing the entire beneficial interests in the Underlying Trust;

WHEREAS, all or a portion of the Exchange Classes (as defined herein) issued hereunder, each representing an undivided beneficial ownership interest in the related Exchangeable REMIC Classes (as defined herein), may be exchanged for a proportionate interest in such Exchangeable REMIC Classes in the combinations set forth on Appendix A and made a part hereof;

WHEREAS, all or a portion of the Exchangeable REMIC Classes may be exchanged for the Exchange Classes in the same manner; and

WHEREAS, the parties hereto desire to create this Trust to issue the Exchange Classes and the Exchangeable REMIC Classes subject to the terms and conditions set forth herein.

NOW THEREFORE, the parties to this Trust Agreement, in the several capacities hereinabove set forth, do hereby declare and establish this Trust Agreement and do hereby undertake and otherwise agree as follows:

ARTICLE I

DEFINED TERMS

Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement and the rules of construction set forth therein shall apply hereto.  In addition, whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Aggregate Denomination”:  As to any Class and date of determination, the aggregate of the denominations of the Outstanding Certificates of such Class on such date.

“Authorized Officer”:  The Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President.

“Certificate”:  A grantor trust pass-through security issued hereunder in a book-entry form as authorized by this Trust Agreement, substantially in the form of Exhibit I hereto.

“Certificate Registrar”:  For the purposes of this Trust Agreement, the Certificate Registrar appointed pursuant to Section 5.02 of the Pooling and Servicing Agreement which shall act as Certificate Registrar under this Trust Agreement subject to the terms and conditions and entitled to the same rights, protections and indemnities set forth in the Pooling and Servicing Agreement.

“Class”:  Each Class of Certificates issued or issuable hereunder as set forth in Section 2.02 hereto.

“Class Balance”:  With respect to any Class of Certificates, at any time, the aggregate of the Certificate Principal Balances of all Outstanding Certificates of such Class.

“Class Distribution Amount”:  As to each Exchange Class and Distribution Date, an amount equal to the aggregate of the distributions on such Distribution Date in respect of each Related REMIC Class multiplied by a fraction, the numerator of which is equal to the Aggregate Denomination of such Related REMIC Class at the close of business on the related Record Date and the denominator of which is the Initial Authorized Denomination with respect to such Related REMIC Class.  As to each REMIC Class, the sum of (i) the Class Interest Distribution Amount for such Class and (ii) the Class Principal Distribution Amount for such Class.

“Class Interest Distribution Amount”:  As to each Exchange Class and each Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period (computed on the basis of a 360-day year consisting of twelve 30-day months) at the applicable Interest Rate on the Class Balance thereof immediately prior to such Distribution Date.

“Class Principal Distribution Amount”:  As to each Exchange Class and each Distribution Date, an amount as to principal equal to (i) the concurrent distribution of principal in respect of the Related REMIC Classes multiplied by (ii) a fraction, the numerator of which is the Aggregate Denomination of such Exchange Class and the denominator of which is the Initial Authorized Denomination of such Exchange Class.

“Code”:  The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

“Combination Group”:  Any Exchangeable Combination or REMIC Combination, as applicable.

“Distribution Date”:  As to any Exchange Class, the Distribution Date for the Related REMIC Classes.

“Exchangeable Combination” means any of the Exchangeable Combination 1, Exchangeable Combination 2, Exchangeable Combination 3, Exchangeable Combination 4, Exchangeable Combination 5, Exchangeable Combination 6, Exchangeable Combination 7, Exchangeable Combination 8, Exchangeable Combination 9, Exchangeable Combination 10 and Exchangeable Combination 11, as applicable.

“Exchangeable Combination 1” means the Class 1-A-1 certificates.

“Exchangeable Combination 2” means the Class 1-A-13 certificates.

“Exchangeable Combination 3” means the Class 1-A-14, Class 1-A-15, Class 1-A-16 and Class 1-A-17 certificates.

“Exchangeable Combination 4” means the Class 1-A-18, Class 1-A-19, Class 1-A-20 and Class 1-A-21 certificates.

“Exchangeable Combination 5” means the Class 1-A-22, Class 1-A-23, Class 1-A-24 and Class 1-A-25 certificates.

“Exchangeable Combination 6” means the Class 1-A-26, Class 1-A-27, Class 1-A-28 and Class 1-A-29 certificates.

“Exchangeable Combination 7” means the Class 1-A-32 certificates.

“Exchangeable Combination 8” means the Class 1-A-33 and Class 1-A-34 certificates.

“Exchangeable Combination 9” means the Class 1-A-35 certificates.

“Exchangeable Combination 10” means the Class 1-A-30 certificates.

“Exchangeable Combination 11” means the Class 2-A-1 certificates.

“Exchangeable REMIC Classes” or “Exchangeable REMIC Certificates”:  The Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-31, Class 2-A-2 and Class 2-A-3 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

“Exchange Classes” or “Exchange Certificates”:  The Class 1-A-1, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-32, Class 1-A-33, Class 1-A-34, Class 1-A-35 and Class 2-A-1  Certificates, or the Certificates of each such Class, as the context may require.

“Initial Authorized Denomination”:  With respect to any Class and Combination Group, the amount set forth with respect to such Class and such Combination Group in Appendix A under the heading, “Original Balance.”

“Interest Rate”:  With respect to each Interest Accrual Period and interest-bearing Related REMIC Class, the per annum rate specified or determined pursuant to the Pooling and Servicing Agreement for such Interest Accrual Period.  With respect to each Interest Accrual Period and  Exchange Class, the per annum rate set forth with respect to such Class in Appendix A under the heading “Class Coupon.”

“Issue Date”:  May 26, 2006.

“Outstanding Certificate”:  Any Outstanding Exchange Certificate and Outstanding REMIC Certificate.

“Outstanding Exchange Certificate”:  Any Exchange Certificate issued hereunder; provided, however, that upon the exchange of any Exchange Certificate pursuant to Section 2.03 hereof, the Exchange Certificate so exchanged shall be deemed no longer to be an Outstanding Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding REMIC Certificate.

“Outstanding Exchangeable REMIC Certificate”:  Any Exchangeable REMIC Certificate issued on the Issue Date; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 2.03 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchange Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchange Certificate.

“Prospectus”:  The prospectus dated April 18, 2006 as supplemented by a prospectus supplement dated May 25, 2006, relating to the MASTR Asset Securitization Trust 2006-2 Mortgage Pass Through Certificates.

“REMIC Classes” or “REMIC Certificates”:  The Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-31, Class 2-A-2 and Class 2-A-3 Certificates, or the Certificates of each such Class, as the context may require, issued by the Underlying Trust in uncertificated form.

“Related REMIC Class”:  As to any Exchange Class, each Exchangeable REMIC Class included in the related Combination Group.

“REMIC Combination” means any of the REMIC Combination 1, REMIC Combination 2, REMIC Combination 3, REMIC Combination 4, REMIC Combination 5, REMIC Combination 6, REMIC Combination 7, REMIC Combination 8, REMIC Combination 9, REMIC Combination 10 and REMIC Combination 11, as applicable.

“REMIC Combination 1” means the Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12 and Class 1-A-31 certificates.

“REMIC Combination 2” means the Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7 and Class 1-A-31 certificates.

“REMIC Combination 3” means the Class 1-A-2 and Class 1-A-3 certificates.

“REMIC Combination 4” means the Class 1-A-2 certificates.

“REMIC Combination 5” means the Class 1-A-3 certificates.

“REMIC Combination 6” means the Class 1-A-5, Class 1-A-6 and Class 1-A-31 certificates.

“REMIC Combination 7” means the Class 1-A-6 and Class 1-A-31 certificates.

“REMIC Combination 8” means the Class 1-A-5, Class 1-A-6 and Class 1-A-31 certificates.

“REMIC Combination 9” means the Class 1-A-5 and Class 1-A-31 certificates.

“REMIC Combination 10” means the Class 1-A-8 and Class 1-A-9 certificates.

“REMIC Combination 11” means the Class 2-A-2 and Class 2-A-3 certificates.

“Trust”:  The trust created by this Trust Agreement, the corpus of which consists of the Trust Fund.

“Trust Account”:  As defined in Section 3.02 hereof.

“Trust Fund”:  The corpus of the trust created by this Trust Agreement, consisting of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust and all payments thereon and all rights thereunder.

“Underlying Trust”:  MASTR Asset Securitization Trust 2006-2.

ARTICLE II

THE TRUST

Section 2.01. Transfer of Exchangeable REMIC Certificates.  Upon the presentation and surrender by any Holder of its Exchangeable REMIC Certificates in the appropriate combination as set forth on Appendix A, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Trustee, all of such Holder’s right, title and interest in and to such Exchangeable REMIC Certificates, including all payments of interest thereon received after the month of the Issue Date.

The Trustee acknowledges (i) the transfer and assignment to it of the Uncertificated REMIC Interests pursuant to Section 5.07 of the Pooling and Servicing Agreement and Section 4 of the Underwriting Agreement and (ii) any transfer and assignment of certificated Exchangeable REMIC Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms in this Trust Agreement contained.

Section 2.02. Certificates.  The Certificates authorized by this Trust Agreement shall consist of each Exchange Class and certificated Exchangeable REMIC Class having the characteristics specified or determined as described in Appendix A, and otherwise shall be subject to the terms and provisions set forth herein.

Section 2.03. Exchanges.  Exchange Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates, and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchange Certificates, on and after the Closing Date, by notice to the Trust Administrator substantially in the form of Exhibit I hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in the Pooling and Servicing Agreement.

In the case of each Combination Group, Certificates of the Classes of Exchangeable REMIC Certificates in such Combination Group shall be exchangeable for Certificates of the Class of Exchange Certificates related to such Combination Group in respective denominations determined based on the proportion that the initial Certificate Principal Balances of such Exchangeable REMIC Certificates bear to the original Certificate Principal Balance of the related Exchange Certificates, as set forth in Appendix A.  Upon any such exchange the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchange Certificate issued in exchange therefor.  Correspondingly, Exchange Certificates related to a Combination Group may be further designated for exchange for Certificates of the Exchangeable REMIC Classes in such Combination Group in respective denominations determined based on the proportion that the initial Certificate Principal Balances of such Exchangeable REMIC Certificates bear to the original Certificate Principal Balances of the related Exchange Certificates, as set forth in Appendix A.  There shall be no limitation on the number of exchanges authorized pursuant to this Section 2.03, and, except as provided in the following paragraph, no fee or other charge shall be payable to the Trustee, the Trust Administrator or DTC in connection therewith.

In order to effect an exchange of Certificates, the Certificateholder shall notify the Trust Administrator in writing or by e-mail at sochin.yun@wellsfargo.com or ctsspgexchanges@wellsfargo.com no later than two Business Days before the proposed exchange date.  The exchange date with respect to the Certificates, other than the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, may be any Business Day other than the first or last Business Day of the month subject to the Trust Administrator’s approval.  The exchange date with respect to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates may be any Business Day between and including the 25th day of the month through the Business Day prior to the last Business Day of the month subject to the Trust Administrator’s approval.  The notice must be on the Certificateholder’s letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of both Certificates to be exchanged and Certificates to be received; outstanding Certificate Principal Balance or Notional Amount and the Original Certificate Principal Balance or Notional Amount of the Certificates to be exchanged; the Certificateholder’s DTC participant number; and the proposed exchange date.  After receiving the notice, the Trust Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee.  A notice becomes irrevocable on the second Business Day before the proposed exchange date.

Notwithstanding any other provision herein set forth, a fee of $5,000 shall be payable to the Trust Administrator in connection with each exchange.

The Trust Administrator shall make the first distribution on an Exchange Certificate or an Exchangeable REMIC Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

Section 2.04. Delivery of Instruments.  The Trust Administrator shall furnish to each Holder, upon request, copies of this Trust Agreement, without attachments, applicable to the Certificate(s) held by such Holder.

Section 2.05. Distribution Date Statements to Certificateholders.  Not later than each Distribution Date, the Trust Administrator shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement setting forth:

(i)

exchanges that took place since the last Distribution Date;

(ii)

the designations of the classes that were created;

(iii)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)

the balances of the outstanding Exchange Certificates, including Notional Amounts;

(v)

the pass-through rates on the outstanding Classes of Exchange Certificates;

(vi)

interest and principal paid to, and losses allocated, to the outstanding Classes of Exchange Certificates; and

(vii)

if no exchanges have occurred.

ARTICLE III

CERTIFICATES; DISTRIBUTIONS

Section 3.01. Issuance of Certificates.  The Classes of Certificates shall be issued in book-entry form and shall be maintained in the names of the record owners thereof as entries on the books of DTC.  Such Certificates shall be in authorized denominations of [$1,000] and integral multiples of $1 in excess thereof and may be transferred or pledged in accordance with and subject to regulations governing use of the book-entry system (as the same shall be in effect at the time of any such transfer or pledge) and procedures that are followed generally for book-entry securities.

Section 3.02. Trust Account.  On or before the Issue Date, the Trust Administrator shall either (i) open with a depository institution one or more trust accounts in the name of the Trustee on behalf of the Trust Fund that shall collectively be the “Trust Account,” (ii) in lieu of maintaining any such account or accounts, maintain the Trust Account by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the Uncertificated REMIC Interests and all investments of any such amounts as being held by it in its capacity as Trust Administrator for the benefit of the Holders of the Certificates or (iii) maintain the Trust Account in the form of any combination of accounts or book entries described in clauses (i) and (ii) above.  Any manner or manners in which the Trust Account is maintained may at any time be changed without notice to, or the approval of, Holders of the Certificates so long as funds held in the Trust Fund by, or for the account of, the Trust Administrator shall at all times be identified.  To the extent that the Trust Account is maintained by the Trust Administrator in the manner provided for in clause (ii) above, all references herein to deposits and withdrawals from the Trust Account shall be deemed to refer to credits and debits to the related books of the Trust Administrator.

The Trust Administrator shall deposit in the Trust Account all distributions in respect of the Uncertificated REMIC Interests received by it as Trust Administrator hereunder.  All such distributions deposited from time to time in the Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Trust Administrator in the Trust Account as part of the Trust Fund as herein provided, subject to withdrawal by the Trust Administrator for distributions on the Certificates.

Section 3.03. Distributions.  On each Distribution Date, the Trust Administrator shall withdraw from the Trust Account the Class Distribution Amount for each Class and shall make the appropriate distributions to the Holders of each such Class.  All distributions of such Class Distribution Amount that are made with respect to a particular Class shall be made pro rata among all Certificates of such class in proportion to their respective Certificate Principal Balances, with no preference or priority of any kind.

ARTICLE IV

LIMITATION OF LIABILITY

The Trustee and the Trust Administrator shall be entitled to the same rights, protections and indemnities afforded to them under the Pooling and Servicing Agreement.

ARTICLE V

THE TRUSTEE

In the event that there shall be any matter arising under the Pooling and Servicing Agreement that requires the vote of Holders of Certificates outstanding thereunder, the Trustee as the holder of the related Uncertificated REMIC Interests shall vote such Uncertificated REMIC Interests in such amounts and proportions as shall reflect instructions received from Holders of any Outstanding Exchangeable REMIC Certificates and any Exchange Certificates issued in exchange for such Uncertificated REMIC Interests.

ARTICLE VI

TERMINATION

The respective obligations and responsibilities of the Trust Administrator and the Trustee shall terminate as to the Trust Fund upon the same terms and conditions as the Pooling and Servicing Agreement.

ARTICLE VII

SUPPLEMENTAL AGREEMENTS

This Trust Agreement may be amended or supplemented from time to time by the Depositor, the Trust Administrator and the Trustee upon the same terms and conditions as the Pooling and Servicing Agreement may be amended or supplemented.

ARTICLE VIII

MISCELLANEOUS

Section 8.01. Certificateholders.  The death or incapacity of any Certificateholder shall neither operate to terminate this Trust Agreement, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the affairs of the Trust Fund, nor otherwise affect the rights, duties and obligations of any of the parties to this Trust Agreement.

Except as provided in Article V and Article VII, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

No Certificateholder shall have any right, by virtue of any provision of this Trust Agreement, to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless an Event of Default shall have occurred and be continuing in respect of this Trust Agreement.  It is understood and intended, and is expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of the Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02. Governing Law.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03. Demands, Notices and Communications.  All formal demands, notices and communications by and among the Trustee, the Trust Administrator, the Certificate Registrar and the Holder of any Certificate shall be in writing and delivered in person or by first class mail, postage prepaid to the Trustee at its address set forth in the Pooling and Servicing Agreement.  Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Person to whom such notice shall have been directed receives such notice.

Section 8.04. Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.05. Tax Status and Reporting.  It is the intended that the Trust Fund created hereunder be considered a “grantor trust” under the Code.  Based upon such characterization, within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trust Administrator shall mail to each person who so requests in writing and who at anytime during such calendar year shall have been a Certificateholder the necessary information under applicable law for preparation of such Holder’s federal and state income tax returns unless substantially similar information has been previously provided to such Certificateholder.

For federal income tax purposes, the grantor trust created hereunder shall have a calendar year taxable year.  The Trust Administrator shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax information returns for each taxable year with respect to the grantor trust.

IN WITNESS WHEREOF, the parties hereto hereby execute this Trust Agreement, as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Trustee

By:_____/s/ Shannon M. Rantz_______

Name:____  Shannon M. Rantz_______

Title:_____Vice President___________

WELLS FARGO BANK, N.A.,

in its capacity as Trust Administrator

By:_____/s/ Graham Oglesby_______

Name:____  Graham Oglesby_______

Title:_____  Assistant Vice President

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., in its capacity as Depositor

By:_____/s/ Peter Slagowitz__________________

Name: /s/ Peter Slagowitz

Title: Managing Director

APPENDIX A

AVAILABLE COMBINATIONS(1)

Exchangeable REMIC Certificates				Exchangeable Certificates
Collateral Group	Exchangeable REMIC Class	Original Certificate Principal Balance or Notional Amount(1)	CUSIP Number	Exchangeable Class	Maximum Original Certificate Principal Balance or Notional Amount	Pass-Through Rate	Interest Type	Principal Type	CUSIP Number
	REMIC Combination 1			Exchangeable Combination 1
1	1-A-2	$109,823,000	55274Q AB 1	1-A-1	$387,495,000	6.000% (2)	Fixed Rate	Senior, Pass-Through	55274Q AA 3
1	1-A-3	$37,977,000	55274Q AC 9
1	1-A-4	$8,138,000	55274Q AD 7
1	1-A-5	$98,225,250	55274Q AE 5
1	1-A-6	$18,709,572	55274Q AF 2
1	1-A-7	$ 1,766,000	55274Q AG 0
1	1-A-8	$11,648,000	55274Q AH 8
1	1-A-9	$8,803,000	55274Q AJ 4
1	1-A-10	$30,000,000	55274Q AK 1
1	1-A-11	$45,750,000	55274Q AL 9
1	1-A-12	$2,623,000	55274Q AM 7
1	1-A-31	$14,032,178	55274Q BG 9
	REMIC Combination 2			Exchangeable Combination 2
1	1-A-2	$109,823,000	55274Q AB 1	1-A-13	$288,671,000	6.000%	Fixed Rate	Senior, Sequential	55274Q AN 5
1	1-A-3	$37,977,000	55274Q AC 9
1	1-A-4	$8,138,000	55274Q AD 7
1	1-A-5	$98,225,250	55274Q AE 5
1	1-A-6	$18,709,572	55274Q AF 2
1	1-A-7	$ 1,766,000	55274Q AG 0
1	1-A-31	$14,032,178	55274Q BG 9

	REMIC Combination 3			Exchangeable Combination 3
1	1-A-2	$109,823,000	55274Q AB 1	1-A-14	$147,800,000 (3)	6.000%	Fixed Rate	Senior, PAC	55274Q AP 0
1	1-A-3	$37,977,000	55274Q AC 9	1-A-15	$147,800,000 (3)	5.750%	Fixed Rate	Senior, PAC	55274Q AQ 8
1				1-A-16	$147,800,000 (3)	5.500%	Fixed Rate	Senior, PAC	55274Q AR 6
1				1-A-17	(4)	6.000%	Fixed Rate, Interest Only	Notional Amount	55274Q AS 4
	REMIC Combination 4			Exchangeable Combination 4
1	1-A-2	$109,823,000	55274Q AB 1	1-A-18	$109,823,000 (5)	6.000%	Fixed Rate	Senior, PAC	55274Q AT 2
1				1-A-19	$109,823,000 (5)	5.750%	Fixed Rate	Senior, PAC	55274Q AU 9
1				1-A-20	$109,823,000 (5)	5.500%	Fixed Rate	Senior, PAC	55274Q AV 7
1				1-A-21	(6)	6.000%	Fixed Rate, Interest Only	Notional Amount	55274Q AW 5

	REMIC Combination 5			Exchangeable Combination 5
1	1-A-3	$37,977,000	55274Q AC 9	1-A-22	$37,977,000 (7)	6.000%	Fixed Rate	Senior, PAC	55274Q AX 3
1				1-A-23	$37,977,000 (7)	5.750%	Fixed Rate	Senior, PAC	55274Q AY 1
1				1-A-24	$37,977,000 (7)	5.500%	Fixed Rate	Senior, PAC	55274Q AZ 8
1				1-A-25	(8)	6.000%	Fixed Rate, Interest Only	Notional Amount	55274Q BA 2

	REMIC Combination 6			Exchangeable Combination 6
1	1-A-5	$98,225,250	55274Q AE 5	1-A-26	$130,967,000 (9)	6.000%	Fixed Rate	Senior, TAC	55274Q BB 0
1	1-A-6	$18,709,572	55274Q AF 2	1-A-27	$130,967,000 (9)	5.750%	Fixed Rate	Senior, TAC	55274Q BC 8
1	1-A-31	$14,032,178	55274Q BG 9	1-A-28	$130,967,000 (9)	5.500%	Fixed Rate	Senior, TAC	55274Q BD 6
1				1-A-29	(10)	6.000%	Fixed Rate, Interest Only	Notional Amount	55274Q BE 4

	REMIC Combination 7			Exchangeable Combination 7
1	1-A-6	$18,709,572	55274Q AF 2	1-A-32	$32,741,750	(11)	Floating Rate	Senior, TAC	55274Q BH 7
1	1-A-31	$14,032,178	55274Q BG 9

	REMIC Combination 8			Exchangeable Combination 8
1	1-A-5	$98,225,250	55274Q AE 5	1-A-33	$104,773,600	(12)	Floating Rate	Senior, TAC	55274Q BJ 3
1	1-A-6	$18,709,572	55274Q AF 2	1-A-34	$26,193,400	(13)	Floating Rate	Senior, TAC	55274Q BK 0
1	1-A-31	$14,032,178	55274Q BG 9

	REMIC Combination 9			Exchangeable Combination 9
1	1-A-5	$98,225,250	55274Q AE 5	1-A-35	$112,257,428	(14)	Floating Rate	Senior, TAC	55274Q BL 8
1	1-A-31	$14,032,178	55274Q BG 9

	REMIC Combination10			Exchangeable Combination 10
1	1-A-8	$11,648,000	55274Q AH 8	1-A-30	$20,451,000	6.000%	Fixed Rate	Super Senior, Sequential	55274Q BF 1
1	1-A-9	$8,803,000	55274Q AJ 4

	REMIC Combination 11			Exchangeable Combination 11
2	2-A-2	$88,013,000	55274Q BN 4	2-A-1	$88,013,000	7.000%	Fixed Rate	Senior, Pass-Through	55274Q BM 6
2	2-A-3	(15)	55274Q BP 9

_____________

(1)

Classes of REMIC Certificates in any REMIC Combination and classes of Exchangeable Certificates in any Exchangeable Combination may be exchanged only in the proportion that the original balances or notional amount of such certificates bear to one another as shown above.

(2)    The Class 1-A-1 certificates will also be entitled to any amounts received by the trust administrator under the Cap Agreements.

(3)

The maximum original Certificate Principal Balance of each of the Class 1-A-14, Class 1-A-15 and Class 1-A-16 certificates, and the maximum original aggregate Certificate Principal Balance of such classes, is $147,800,000.

(4)

The Class 1-A-17 certificates are interest only certificates, will not be entitled to distributions in respect of principal and will bear interest on the Class 1-A-17 Notional Amount.  On each Distribution Date, the Class 1-A-17 Notional Amount will equal the sum of (a) the product of (i) the Certificate Principal Balance of the Class 1-A-15 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 25 and the denominator of which is 600 plus (b) the product of (i) the Certificate Principal Balance of the Class 1-A-16 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 50 and the denominator of which is 600.  The maximum original Class 1-A-17 Notional Amount is $12,316,667.

(5)

The maximum original Certificate Principal Balance of each of the Class 1-A-18, Class 1-A-19 and Class 1-A-20 certificates, and the maximum original aggregate Certificate Principal Balance of such classes, is $109,823,000.

(6)

The Class 1-A-21 certificates are interest only certificates, will not be entitled to distributions in respect of principal and will bear interest on the Class 1-A-21 Notional Amount.  On each Distribution Date, the Class 1-A-21 Notional Amount will equal the sum of (a) the product of (i) the Certificate Principal Balance of the Class 1-A-19 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 25 and the denominator of which is 600 plus (b) the product of (i) the Certificate Principal Balance of the Class 1-A-20 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 50 and the denominator of which is 600.  The maximum original Class 1-A-21 Notional Amount is $9,151,917.

(7)

The maximum original Certificate Principal Balance of each of the Class 1-A-22, Class 1-A-23 and Class 1-A-24 certificates, and the maximum original aggregate Certificate Principal Balance of such classes, is $37,977,000.

(8)

The Class 1-A-25 certificates are interest only certificates, will not be entitled to distributions in respect of principal and will bear interest on the Class 1-A-25 Notional Amount.  On each Distribution Date, the Class 1-A-25 Notional Amount will equal the sum of (a) the product of (i) the Certificate Principal Balance of the Class 1-A-23 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 25 and the denominator of which is 600 plus (b) the product of (i) the Certificate Principal Balance of the Class 1-A-24 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 50 and the denominator of which is 600.  The maximum original Class 1-A-25 Notional Amount is $3,164,750.

(9)

The maximum original Certificate Principal Balance of each of the Class 1-A-26, Class 1-A-27 and Class 1-A-28 certificates, and the maximum original aggregate Certificate Principal Balance of such classes, is $130,967,000.

(10)

The Class 1-A-29 certificates are interest only certificates, will not be entitled to distributions in respect of principal and will bear interest on the Class 1-A-29 Notional Amount.  On each Distribution Date, the Class 1-A-29 Notional Amount will equal the sum of (a) the product of (i) the Certificate Principal Balance of the Class 1-A-27 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 25 and the denominator of which is 600 plus (b) the product of (i) the Certificate Principal Balance of the Class 1-A-28 certificates immediately prior to such Distribution Date multiplied by (ii) a fraction, the numerator of which is 50 and the denominator of which is 600.  The maximum original Class 1-A-29 Notional Amount is $10,913,917.

(11)

For any distribution date on which LIBOR is equal to or less than 7.250%, interest will accrue on the Class 1-A-32 certificates at a per annum rate equal to 0.000%.  For any distribution date on which LIBOR is greater than 7.250%, interest will accrue on the Class 1-A-32 certificates at a per annum rate equal to 24.000%.  The per annum pass-through rate on the Class 1-A-32 certificates for the first interest accrual period is expected to be 0.000%.

(12)

For any distribution date on which LIBOR is equal to or less than 7.250%, interest will accrue on the Class 1-A-33 certificates at a per annum rate equal to 7.500%.  For any distribution date on which LIBOR is greater than 7.250%, interest will accrue on the Class 1-A-33 certificates at a per annum rate equal to 0.000%.  The per annum pass-through rate on the Class 1-A-33 certificates for the first interest accrual period is expected to be 7.500%.

(13)

For any distribution date on which LIBOR is equal to or less than 7.250%, interest will accrue on the Class 1-A-34 certificates at a per annum rate equal to 0.000%.  For any distribution date on which LIBOR is greater than 7.250%, interest will accrue on the Class 1-A-34 certificates at a per annum rate equal to 30.000%.  The per annum pass-through rate on the Class 1-A-34 certificates for the first interest accrual period is expected to be 0.000%.

(14)

For any distribution date on which LIBOR is equal to or less than 7.250%, interest will accrue on the Class 1-A-35 certificates at a per annum rate equal to 7.000%.  For any distribution date on which LIBOR is greater than 7.250%, interest will accrue on the Class 1-A-35 certificates at a per annum rate equal to 0.000%.  The per annum pass-through rate on the Class 1-A-35 certificates for the first interest accrual period is expected to be 7.000%.

(15)

The Class 2-A-3 certificates are interest only certificates, will not be entitled to distributions in respect of principal and will bear interest on the Class 2-A-3 Notional Amount, which will be initially equal to approximately $88,013,000, and for each Distribution Date after the Closing Date will equal the Certificate Principal Balance of the Class 2-A-2 certificates immediately prior to such Distribution Date.

_____________

EXHIBIT I

(FORM OF CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS AN [EXCHANGEABLE REMIC CERTIFICATE] [EXCHANGE CERTIFICATE] AND MAY BE EXCHANGED FOR THE [EXCHANGE CERTIFICATES] [EXCHANGEABLE REMIC CERTIFICATES] IN THE RELATED COMBINATION GROUP.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS (1) A BENEFICIAL OWNERSHIP INTEREST OF ONE OR MORE “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR (2) BENEFICIAL OWNERSHIP INTEREST OF CERTAIN PAYMENTS ON ONE OR MORE REGULAR INTERESTS.

[For Interest-Only Certificates Only] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.:	[1]
Cut-off Date:	May 1, 2006
First Distribution Date:	June 26, 2006
Last Scheduled Distribution Date:	June 25, 2036
Pass-Through Rate:	[________]% [Variable in accordance with the Agreement]
[Initial Certificate Principal Balance of this Certificate (“Denomination”):]	$[____________]
[Initial Certificate Principal Balances of all Certificates of this Class:]	$[____________]
[Initial Maximum Certificate Principal Balance of all Certificates of this Class:]	$[_____________]
[Initial Notional Amount of this Certificate (“Denomination”):]	$[____________]
[Initial Notional Amount of all Certificates of this Class:]	$[____________]
[Initial Maximum Notional Amount of all Certificates of this Class:]	$[____________]
CUSIP:	[_____________]

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2006-2

Mortgage Pass-Through Certificates, Series 2006-2

Class [_]-A-[_] [Exchangeable REMIC Certificate][Exchange Certificate]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust (consisting primarily of fixed-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder

Mortgage Asset Securitization Transactions, Inc., as Depositor

[Omit for Interest-Only Certificates] [Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.]  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  None of this Certificate, the Trust Fund or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests deposited by Mortgage Asset Securitization Transactions, Inc. (the “Depositor”) and issued by the Underlying Trust (consisting primarily of fixed-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder.  The Trust Fund was created pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the “Trust Agreement”) among the Depositor, U.S. Bank National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”).  The Underlying Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Pooling Agreement”) among the Depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian (in such capacity, the “Custodian”) and U.S. Bank National Association, as trustee (the “Trustee”).  Distributions on this Certificate will be made primarily from collections on the Uncertificated REMIC Interests pursuant to the terms of the Trust Agreement, which in turn will be made primarily from collections on the applicable Underlying Mortgage Loans pursuant to the terms of the Pooling Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: May __, 2006

WELLS FARGO BANK, N.A.,

AS TRUST ADMINISTRATOR

By:________________________________

Countersigned:

BY:______________________________

AUTHORIZED SIGNATORY OF

WELLS FARGO BANK, N.A.,

AS TRUST ADMINISTRATOR

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

MASTR ASSET SECURITIZATION TRUST 2006-2

Mortgage Pass-Through Certificates, Series 2006-2

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Asset Securitization Transactions, Inc. MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund (consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust (consisting primarily of fixed-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties) created by the Trust Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Account for payment hereunder and that the Trust Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

This Certificate does not purport to summarize the Trust Agreement or Pooling Agreement and reference is made to the Trust Agreement and Pooling Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trust Administrator.

Pursuant to the terms of the Trust Agreement and the Pooling Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Trust Agreement.  The Record Date applicable to each Distribution Date for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates is the Business Day immediately preceding the related Distribution Date, and the Record Date applicable to each Distribution Date for the Classes of Certificates other than the Class 2-A-1, Class 2-A-2 and 2-A-3 Certificates is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Pooling Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trust Administrator and the rights of the Certificateholders under the Pooling Agreement at any time by the Transferor, the Depositor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Trust Agreement may be amended or supplemented from time to time by the Depositor, the Trust Administrator and the Trustee upon the same terms and conditions as the Pooling Agreement may be amended or supplemented.

As provided in the Trust Agreement and Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the offices that the Trust Administrator designates for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Certificate is an [Exchangeable REMIC Certificate][Exchange Certificate] and may be exchanged for the [Exchange Certificates][Exchangeable REMIC Certificates] in the related Combination Group specified in the Trust Agreement, subject to certain terms and conditions specified in the Trust Agreement, including the payment to the Trust Administrator of a fee of $5,000 with respect to each exchange.  This Certificate may be exchanged for another Certificate or Certificates in the related Combination Group only on the days of each month specified in the Trust Agreement.

The Depositor, the Master Servicer, the Trust Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trust Administrator, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Principal Balance (as defined in the Pooling Agreement) is less than 10% of the aggregate Cut-off Date Principal Balances of the Underlying Mortgage Loans, the Master Servicer will have the option to repurchase, in whole, from the Underlying Trust all remaining Underlying Mortgage Loans and all property acquired in respect of the Underlying Mortgage Loans at a purchase price determined as provided in the Pooling Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Underlying Mortgage Loan remaining in the Underlying Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling Agreement.  In no event, however, will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

Any term used herein that is defined in the Trust Agreement shall have the meaning assigned in the Trust Agreement, and nothing herein shall be deemed inconsistent with that meaning.  Any term used herein that is not defined in the Trust Agreement and that is defined in the Pooling Agreement shall have the meaning assigned in the Pooling Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

_______________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ ____________________________________________________________________________________________________________________________________________________________ for the account of ______________________________________________________________, account number ______________, or, if mailed by check, to __________________________.  Statements should be mailed to ________________________________________________ ______________________________________________________________________________ _____________________________________________________________________________.

This information is provided by, ____________________________________________

the assignee named above, or _____________________________________________________,

as its agent.

STATE OF

)

)

ss.:

COUNTY OF

)

On the

day of _______, 200_   before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

____________________________________

Notary Public

[Notarial Seal]

EXHIBIT II

FORM OF EXCHANGE LETTER

__________, 20__

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue,

Minneapolis, Minnesota 55479,

Attention: MASTR Series 2006-2

Re:

MASTR Asset Securitization Trust 2006-2,

Mortgage Pass-Through Certificates, Series 2006-2

Ladies and Gentlemen:

Pursuant to the terms of that certain Trust Agreement dated as of May 1, 2006 (the “Trust Agreement”), by and among Mortgage Asset Securitization Transactions, Inc., as depositor, U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., as master trust administrator (the “Trust Administrator”), we hereby present and surrender the [Exchangeable REMIC Certificates] [Exchange Certificates] specified on Schedule I attached hereto [(the “Exchangeable REMIC Certificates”)] [(the “Exchange Certificates”)] and transfer, assign, set over and otherwise convey to the Trust Administrator, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchange Certificates] including all payments of interest thereon received after _________________, 2006, in exchange for the [Exchange Certificates][Exchangeable REMIC Certificates] specified on Schedule I attached hereto.

We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates][Exchange Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchange Certificates][Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Trust Administrator in connection with such exchange.

Sincerely,

By:  _______________________________

Name:

Title:

Acknowledged by:

WELLS FARGO BANK, N.A.,

as Trust Administrator

By:  _____________________________

Name:

Title:

SCHEDULE I